2017 PSEG Investor Conference

NEW YORK – MARCH 6, 2017

PSEG

We make things work for you.

We have the
energy
to make things better
… for you, for our investors
and for our stakeholders.
EXHIBIT 99
We have the
energy
to make things better
… for you, for our investors
and for our stakeholders.

Forward-Looking Statements
Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made
by
us
herein
are
discussed
in
filings
we
make
with
the
United
States
Securities
and
Exchange
Commission
(SEC)
including
our
Annual
Report
on
Form
10-K
and
subsequent
reports
on
Form
10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•     our ability to obtain adequate fuel supply;
•     any inability to manage our energy obligations with available supply;
•     increases in competition in wholesale energy and capacity markets;
•     changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•     economic downturns;
•     third party credit risk relating to our sale of generation output and purchase of fuel;
•     adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•     changes in state and federal legislation and regulations;
•     the impact of pending rate case proceedings;
•     regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities;
•     adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•     changes in federal and state environmental regulations and enforcement;
•     delays in receipt of, or an inability to receive, necessary licenses and permits;
•     adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•     changes in tax laws and regulations;
•     the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•     lack of growth or slower growth in the number of customers or changes in customer demand;
•     any inability of Power to meet its commitments under forward sale obligations;
•     reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•     any inability to successfully develop or construct generation, transmission and distribution projects;
•     any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers;
•
our
inability
to
exercise
control
over
the
operations
of
generation
facilities
in
which
we
do
not
maintain
a
controlling
interest;
•     any inability to maintain sufficient liquidity;
•     any inability to realize anticipated tax benefits or retain tax credits;
•     challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•     the impact of our covenants in our debt instruments on our operations; and
•     the impact of acts of terrorism, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating
Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP
Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP
Adjusted
EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP
Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
These materials and other financial releases can be found on the PSEG website at www.pseg.com
, under the Investors tab. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at http://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “email alerts” link at http://investor.pseg.com may be used to enroll to receive automatic email alerts and/or really simple syndication (RSS) feeds regarding new postings at http://investor.pseg.com/rss
.

2017 PSEG Conference Agenda
Presentation
Presenter
Welcome and Introductions
Kathleen Lally
PSEG
Ralph Izzo
Regulatory & Policy Overview
Tamara Linde
PSE&G
Ralph
LaRossa
Q&A
Session
Break
PSEG Power
William Levis
Q&A
Session
Financial Review & Outlook
Dan Cregg
Summary and Q&A
Conference Conclusion

PSEG STRATEGY: GROWING A HIGH-QUALITY, FINANCIALLY SOUND ENERGY INFRASTRUCTURE COMPANY CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER Ralph Izzo

Operational Excellence:  Improving reliability
and customer service as we control costs in
a low price environment
Financial
Strength:  Strong financial position
supports investment program
Disciplined Investment:
•
Program focused on achieving objectives
through infrastructure investment that
meets customer and shareholder needs
•
Robust pipeline of opportunities
Results:
•
Double digit growth in rate base and
net income at PSE&G
•
Reconfiguration of Power’s generating
fleet: higher quality, more efficient
•
Annual growth in common dividend
•
Strong credit metrics
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE
PSEG Strategy -
Delivering Value

Two strong businesses
A stable platform, each with growth opportunities
Strategy:
Investment program enhances
competitive position with addition of efficient,
clean, reliable CCGT capacity
Value Proposition:  Provides substantial
free cash flow and upside from market rule
improvements
Assets $12B
Net Income $18M
Non-GAAP Operating Earnings* $514M
Regional Competitive Generation
Strategy:
Investments aligned with public
policy and customer needs
Value Proposition:
A $12 -
$14 billion
infrastructure program with opportunities to
expand, producing high single digit rate base
growth through 2021
Assets $26B
Net Income $889M
Electric
& Gas Delivery
and Transmission
2016
2016
ASSETS AND NET INCOME ARE FOR THE YEAR ENDED 12/31/2016. PSE&G AND POWER DO NOT ADD TO TOTAL DUE TO ENTERPRISE /
OTHER ACTIVITY. *SEE SLIDE A FOR A RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING EARNINGS AND SLIDE B FOR
RECONCILIATIONS FOR PSEG POWER AND ENTERPRISE/OTHER.

Focus on building a reliable, efficient, clean
energy infrastructure
2012
2013
2014
2015
2016
•
Gas System
Modernization
Program (GSMP)
and Energy
Efficiency
Extension II
approved
•
New generation
build starts
Power fleet
transformation
•
Award winning
Superstorm Sandy
storm response
restoring 2.1M
customers
•
Final federal
approval for
Susquehanna-
Roseland
transmission
project
•
400 MW of new
peaker capacity
*
•
Expanded Solar
investment
•
90% nuclear
capacity factor for
9
th
straight year
•
Record output from
Linden CCGT and
Salem 2 nuclear
unit
•
Energy Strong
program
approved
•
Advanced Gas
Path uprates
(through 2018)
•
PSEG Long
Island
management
contract
effective
Selected Accomplishments
*KEARNY
AND
NEW
HAVEN.
**
AS
OF
FEBRUARY
2017;
INCLUDES
70
MW
DC
OF
PV
SOLAR
GENERATION
IN
CONSTRUCTION.
Cost Control
•
Solar 4 All
Extension
Approved
•
Continued new
generation build
and transforming
fleet to be more
efficient, clean,
and higher quality
•
Solar Source grew
to 396 MW
DC **

Delivering on commitments and realizing growth
Operational
Excellence
•
PSE&G:  15 consecutive years of recognition as the most reliable utility in the Mid-
Atlantic region
•
PSEG Power:  Lowest CCGT EFORd in last 5 years, while moving the fleet towards improved efficiency and environmental position
•
PSEG Long Island:
Improved customer service and reliability while managing costs
•
PSEG:  Maintaining focus on efficiency, resiliency,
and customer satisfaction
Financial
Strength
•
Non-GAAP Operating Earnings for
2016 at midpoint of original guidance range and
upper end of revised guidance range
•
Cash flows and business mix
support strong credit ratings and ability to fully fund
robust investment pipeline without issuing new equity
•
Increased dividend in February 2017 –
13
th
increase in last 14 years
Disciplined
Investment
•
PSE&G capital program drives continued rate base growth over the 5-year period
(2017-2021) with increased investment in Gas System Modernization Program,
Electric and Gas distribution, and Energy Efficiency
•
Potential for additional investments in Renewables, Expanded Energy Efficiency and integration of Infrastructure with Customer Access
•
Power capital program focusing on growth investments including Keys Energy
Center, Sewaren and Bridgeport Harbor

PSEG
5
--
Year
Results
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP OPERATING EARNINGS.
GAAP: Contribution to
PSEG Net Income ($ Millions)
and Net Income per share ($/Share)
2012           2013            2014             2015            2016
2012          2013           2014          2015          2016
Non-GAAP*: Contribution to
PSEG Operating Earnings ($ Millions)
and Operating Earnings per share ($/Share)

Focus
on
earning
our
cost
of
capital
has
provided
for growth in operating earnings* and dividends
Non-GAAP Operating Earnings*
2012-2016 CAGR
~4%
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP OPERATING EARNINGS.
Dividends
2012-2016 CAGR
~4%
$2.44
$2.58
$2.76
$2.91
$2.90
0.0
1.0
2.0
3.0
2012
2013
2014
2015
2016
$1.42
$1.44
$1.48
$1.56
$1.64
0.0
1.0
2.0
2012
2013
2014
2015
2016

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.44
$2.58
$2.76
$2.91
$2.90
$2.80-3.00E
52%
43%
54%
47%
46%
52%
44%
53%
35%
60%
32% **
66% **
2012
2013
2014
2015
2016
2017E
PSE&G EPS
Power EPS
Other

PSEG

Earnings profile with growth at PSE&G
has been transformed
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP OPERATING EARNINGS AND SLIDE B FOR A
RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING EARNINGS FOR PSEG POWER AND ENTERPRISE/OTHER.  E=ESTIMATE
** 2017 PERCENTS USE MID-POINT OF 2017 NON-GAAP OPERATING EARNINGS GUIDANCE OF $2.80--$3.00 PER SHARE.
Non-GAAP Operating Earnings*
Contribution by Subsidiary
Power’s
locational
and fuel cost
advantage generate
free cash flow in low
price environment
PSE&G’s
earnings
contribution has
increased with growth
in capital program

Baseline programs yield 7% compound annual
growth in rate base
E
=
ESTIMATE.
DATA
AS
OF
MARCH
2017.
CAGR
=
COMPOUND
ANNUAL
GROWTH
RATE.
INCLUDES
AFUDC.
2017-2021E PSE&G Capital Spending
$12.3 Billion Baseline Investment
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2017E
2018E
2019E
2020E
2021E
Transmission
Distribution
Solar
Energy Efficiency
2016 Annual Financial Conf.

PSE&G has a track record of identifying
opportunities for capital investment
PSE&G 2017 Forecasted Capital
E = ESTIMATE.
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2017 in 2013
2017 in 2014
2017 in 2015
2017 in 2016
2017E
Annual Financial Conference Forecast

Expansion/Extension of existing baseline
programs enhances reliability for our customers
E = ESTIMATE.   DATA AS OF MARCH 2017.  CAGR = COMPOUND ANNUAL GROWTH RATE.  INCLUDES AFUDC.
2017-2021E PSE&G Capital Spending
$13.8 Billion; 9% Rate Base CAGR
-
ESMP
-
GSMP Expansion
-
Energy Efficiency Extension
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2017E
2018E
2019E
2020E
2021E
Transmission
Distribution
Solar
Energy Efficiency
Potential growth
2016 Annual Financial Conf.

Opportunity to continue growth rate
$ Millions
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2016
2017E
2018E
2019E
2020E
2021E
2026E
Distribution
Transmission
Solar & EE
Total Utility

PSEG

16 PSE&G’s investment program provides for 7%–9% growth in rate base Year-end Rate Base with extension / expansion of current programs E = ESTIMATE.

Executing on investment program and
continuing to manage the total costs to customers
•
PSE&G customers’ combined electric and gas bills declined 28% over the period
•
Low gas prices and elimination of transition charges drove rate decreases
•
Continued
recent bill reductions include 2017 gas credits and recent BGS auction results
•
Tax reform has the potential to reduce rates further
PSE&G Typical Residential Customer Bills
2009-2017E*
*FOR ALL YEARS THE BILLING ASSUMES 7,200 KWH FOR ELECTRIC AND 1,010 THERMS FOR GAS ANNUALLY. E = ESTIMATE
Gas
Electric
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2009
2010
2011
2012
2013
2014
2015
2016
2017E
Electric Supply
Electric Distribution
Other Charges
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2009
2010
2011
2012
2013
2014
2015
2016
2017E
Gas Supply
Gas Distribution
Other Charges

1%
4%
10%
32%
53%
<1%
<1%
5%
51%
43%
4%
2%
20%
42%
32%
<1%
<1%
9%
34%
57%
Gas
Nuclear
Coal**
Oil
Pumped Storage

PSEG

Power’s fleet to be transformed
with new investment
and improvement in efficiency
2021E
Fuel
Diversity
1
Total MW: 11,900
Projected Fleet Comparison 2016 to 2021E
2016 Energy Produced
Total GWh: 51,510
1
REFLECTS ANNOUNCED EARLY RETIREMENT OF HUDSON AND MERCER UNITS IN MID-2017
ALL
PERIODS
EXCLUDE
SOLAR
(326
MW
DC
/257MW
AC
)
CAPACITY
AND
KALAELOA
(104MW)
CAPACITY
/
ENERGY
PRODUCED
**2016 COAL INCLUDES NEW JERSEY UNITS THAT FUEL SWITCH TO GAS.
E= ESTIMATE.
2021E
Energy
Produced
1
Total GWh: 61,000
2016 Fuel Diversity
Total MW: 11,577
At
conclusion
of
Power’s
construction
program
in
2018,
capital
to
maintain
the
business
declines
to
~$200M
per
year

Nuclear outlook is increasingly challenged
PSEG Nuclear is not currently earning its cost of capital
National
New
Jersey
6 plant closures
2 state interventions
Legislation pending in CT
PJM Grid 2020 study
No sustainable wind resource
Lack of open space for solar
fields; RPS Standards;
Marcellus gas supply
New Jersey
Impacts
Economy/Jobs
Emissions
Cost to replace
Fuel diversity
Reliability

Power
32%
PSE&G
66%
2017E Non-GAAP Operating
Earnings Guidance
Contribution*
2017-2021E
Total Capital**
~$13.8B
~$2.6B
9% annual growth
in rate base with
expansion/extension
of existing programs
~18% GWh growth
from efficient, low
cost capacity
*BASED ON THE MIDPOINT OF NON-GAAP OPERATING EARININGS GUIDANCE OF $2.80 TO $3.00 PER SHARE.
**INCLUDES ALL PLANNED AND POTENTIAL SPENDING.   E = ESTIMATE.   INCLUDES AFUDC AND IDC.
Investment programs provide opportunity
for growth
Enterprise/
Other
2%

Long-term opportunities to invest in the grid
supports performance and enables customer access
2012-2016
Transmission
Expansion
Storm Hardening
Resiliency
Efficient Generation
2017-2021
Upgrade of Aging
Infrastructure
Utility of the Future
Integration of
Infrastructure with
Customer Access
Renewables
Expanded Energy
Efficiency
13% rate base growth
7% -
9% rate base
growth
Opportunity for a
continuation of
PSE&G’s rate of growth

POWER
Top Plant Awards

ReliabilityOne™

ALLIANCE TO SAVE ENERGY
Creating an Energy-Efficient World

ENERGY STAR PARTNER

UTILITY CUSTOMER CHAMPION RESIDENTIAL
2016
COGENT REPORTS™

ELECTRIC LIGHT&POWER

MILITARY FRIENDLY EMPLOYERS
MF'16

CIANJ

2015 READERS' CHOICE
EQUAL OPPORTUNITY MAGAZINE
A TOP 50 EMPLOYER

Forbes | 2015
AMERICA'S BEST EMPLOYERS
POWERED BY STATISTA

PUBLIC UTILITIES FORTNIGHTLY
"In the Public Interest"

Dow Jones Sustainability Index

FORTUNE
WORLD'S MOST ADMIRED COMPANIES 2013

Forbes
JUST 2016

PSEG

PSEG ranked #1 in financial
performance (2016)
PA Consulting Mid-Atlantic
Region award –
for the 15th
consecutive year (2016)
Utility of the Year (2015)
Named to DJSI North
America for the 9th
consecutive year (2016)
Commerce & Industry
Association of NJ award
recognizing commitment to
veterans, PSEG Foundation’s
STEM program, and other
volunteer programs (2016)
Ranked 8th among
electric and gas
companies in the
United States (2017)
Equal opportunity
employers, ranked
# 40 (2015)
Linden CCGT for embracing
advanced digital monitoring
and analytics (2016)
America’s Best
Employers List (2015)
Top 100 military-
friendly employers,
ranked # 19 (2016)
Star of Energy Efficiency
Award (2015)
Industry
Business
Employer
Partner of the
Year Award -
PSEGLI (2015)
Utility Customer Champion
for Second Year (2016)
America's 100 Best
Corporate Citizens
(2016)
Our commitment
to customers, community, employees, the
environment, innovation and operational excellence is widely recognized

PSEG’s Value Proposition
•
A stable platform with a robust investment pipeline providing opportunity for growth
•
PSE&G –
Delivering on promise for rate base growth through
disciplined investment, customer satisfaction and safety
•
PSEG Power –
Efficient, low-cost, clean fleet advantaged by asset
diversity, fuel mix and location
•
Focus on providing strong, sustainable returns of invested capital through operational excellence, regulatory and legislative
mechanisms
•
Strong
balance
sheet
–
Financial
strength
supported
by
stable
credit rating and investment profile supporting the potential for consistent and sustainable dividend growth

PSEG REGULATORY & POLICY REVIEW EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL Tamara Linde

Regulatory & Policy Review -
Agenda
•
PSE&G Investment Program Recap
•
PSE&G 2017 Base Rate Case Filing
•
Regulatory Reform in NJ
•
Preserving Nuclear Generation
•
Federal Regulatory Framework
•
Summary

PSE&G
Making New Jersey
energy strong

UTILITY WORK AHEAD

PSEG

PSE&G has received approval for 15 multi-year
investment programs that advance
state energy goals
2008/
2009
2011
2013
2015
2016
•
Energy Strong
•
Capital
Infrastructure I
•
Energy Efficiency
•
Solar Loan I
•
Carbon
Abatement
•
Solar Loan II
•
Solar 4 All
•
Demand
Response
•
Energy Efficiency
Extension
•
Capital
Infrastructure II
•
Solar Loan III
•
Solar 4 All
Extension
Selected Accomplishments
•
Solar 4 All
Extension II
2014
•
Energy Efficiency
Extension II
•
Gas System
Modernization
Infrastructure investment programs with near
contemporaneous recovery mechanisms

PSE&G plans to file Distribution Base Rate Case
proceeding no later than November 1, 2017
Support
•
Requirement of 2014
Energy Strong settlement
•
Update for known changes
in sales growth forecast,
O&M and taxes since 2010
rate case
•
Get recovery of distribution
investment not covered by
clause mechanisms
•
Get recovery of approved
storm costs
Opportunity
•
Establish/update rate
design, capital structure and
depreciation
•
Pursue decoupling
•
Pursue interim rates
•
Improve alignment with
customer
•
New E&G rates effective
at start of 2019, or earlier
Supports need for moderate base rate increase

Months
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
Rate
Case
Filing
is
Made
Discovery
Commences
Settlement
Conferences
Rate
Counsel
Intervenor
Testimony
Evidentiary
Hearing
Initial
Brief
–
One
month
after
Hearing
Reply
Brief
–
20
days
after
Initial
Brief
Initial
decision
–
45
days
after
reply
brief
Exceptions
–
13
days
after
initial
decision
Replies
to
Exceptions
–
5
days
later
Board
Order
45
days
after
initial
decision
NJ Distribution Base Rate Case Timeline
Company Rebuttal and Company Updates
For Latest Test Year Results

New Jersey –
Long-term Infrastructure
Regulatory Reform with Customer Focus
Support
•
Alignment with community
and customer needs
•
NJ Energy Master Plan
•
Support extension of
investment program
horizon from 3 to 7 years
using review process
established by the BPU in
Energy Strong and Gas
System Modernization
Program as template
Opportunity
•
PSE&G will be seeking
approval of multi-year
programs that extend
existing efforts to improve
our system resiliency and
broaden investment focus
on Energy Efficiency and
Utility of the Future
services at the lowest
cost to our customers

Preserving Existing Nuclear Power Plants as
Part of a Resilient Energy System
Support
•
Generation from Power’s
nuclear units produces
~40% of NJ supply and
provides 97% of NJ’s
carbon free energy
•
Preservation of nuclear
energy consistent with NJ
policy goal: 70% clean
resources by 2050
•
Competitive wholesale
markets not designed to
value fuel diversity,
resiliency and desirable
attributes of nuclear
generation
Opportunity
•
Preserve highly reliable,
clean resources as part of a
diverse energy portfolio
•
Preserve local jobs and
economic base
•
Keep prices lower than they
otherwise would be, as
current replacement options
are more expensive
•
Maintain system reliability

What are other states doing to preserve
at-risk nuclear generation?
Future Energy Jobs Bill
enacted establishing a
Zero Emission Credit
(ZEC) portfolio
standard. ZEC contract
payments available
for 10 years
Illinois
November 2016
New York
April 2016
Clean Energy Standard
approved by NYPSC
provides support for
at-risk nuclear. Zero
Emission Credit standard
established. Contract
payments available for
up to 12 years
Connecticut
2017?
Connecticut Legislature
currently debating clean
energy procurement
process in recognition
of nuclear capacity role
as provider of clean
energy
Ohio
2017?
Legislative action
under consideration
to preserve at-risk
nuclear generation
State Regulatory/Legislative actions recognize value of nuclear energy in meeting clean energy standards and supporting local economy

Federal Regulatory Framework –
Ensuring market
structures recognize the value of reliable, diverse
and clean dispatchable generation
Support
•
FERC is driving ISOs to
improve market
constructs and rules on
energy pricing
•
Higher payments for
enhanced reliability
(Capacity Performance);
first purely CP capacity
auction to be held by PJM
in May 2017
Opportunity
•
Advocate for market
solutions that fairly
compensate generators
for the cost of meeting
demand
•
Seek recognition of
environmental attributes
of existing resources
•
Seek integration of state
public policy objectives
for clean energy with grid
reliability and efficient
market signals

PSEG Regulatory and Policy focus
on
mechanisms that provide customers
clean, affordable, resilient energy supply
NJ Distribution Base Rate Proceeding
•
True-up data from 2010 base rate case for known changes in customers usage, taxes, O&M and investments
Long-Term Infrastructure Investment Platform
•
Seek extension of existing infrastructure programs, e.g., GSMP, and broaden investment platform
Preserve the Value of Nuclear Supply
•
Pursuing legislative strategy to recognize the value of nuclear energy under terms and conditions that are affordable for customers and provide the proper incentives for long-term operation
Ensure Federal Regulatory and Policy Framework
•
Advocate for rules that preserve benefits of competitive markets while also recognizing the value of clean energy, supply diversity and grid reliability

PSE&G PRESIDENT AND CHIEF OPERATING OFFICER PUBLIC SERVICE ELECTRIC & GAS Ralph LaRossa

35 Discussion topics • Overview of PSE&G - Strategy and delivering results • Operational excellence • Capital investment program • 2017 Distribution rate case filing • Customer rates

Electric Territory
Gas Territory
Transmission by Voltage
230kV
500kV

PSEG

Electric
Gas
Customers
Growth (2012 –
2016)
2.2 Million
0.5%
1.8 Million
0.4%
2016 Electric and Gas Sales
41,580
GWh
2,360M
Therms*
Projected Annual Sales Growth (2017 –
2019)**
0.3%
0.7%
Sales Mix (2016)
Residential
33%
59%
Commercial
58%
37%
Industrial
9%
4%
*      GAS FIRM SALES ONLY.
**    ESTIMATED ANNUAL GROWTH PER YEAR, ASSUMES NORMAL WEATHER.
PSE&G –New Jersey’s largest:
•
Electric and Gas Distribution utility
•
Transmission business
•
Investor in renewables and energy efficiency
•
Appliance service provider
44%
52%
4%
PSE&G 2016 Rate Base
$15.2B
Distribution
Transmission
Solar & EE

PSE&G
strategy
Building a
sustainable
platform that
balances
reliability,
customer rates
and public
policy to ensure
growth at
reasonable
returns
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

Delivering on Our Promises
Operational
Excellence
•
Strong safety, reliability and customer service record
•
Cost control efforts have led to flat O&M
Financial
Strength
•
Achieved 5-year annual growth in net
income of 11%
•
Achieved 5-year annual growth in rate base of 13%
•
Maintaining solid investment grade credit ratings
Disciplined
Investment
•
15 investment programs approved over past eight years
Infrastructure focused
Supportive
regulatory mechanisms providing for clause recovery
Policy alignment –
across administrations –
Solar
and Energy
Efficiency
•
Programs creating
jobs and providing environmental benefits,
in a low-rate
environment benefiting from low commodity prices and
federal tax benefits from current
bonus depreciation rules

39 Operational Excellence - Safety • Management focus and collaboration with unions resulted in top decile safety performance in 2016 SOURCE: PSE&G

SAIDI
600
500
400
300
200
100
-
2011
2012
2013
2014
2015
2016
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
PSE&G Result

R1
ReliabilityOne™
Outstanding Reliability Performance
Public Service Electric & Gas Company
Mid-Atlantic Region 2016

PSEG

Operational Excellence -
Reliability
Our system performance, as measured by
System Average Interruption Duration Index
(SAIDI), has consistently been among the
best performers
Named most reliable electric utility
in the Mid-Atlantic region for 15th
consecutive year
Consistently recognized for customer reliability
SOURCE:  PSE&G

41 Operational Excellence - Customer satisfaction PSE&G has improved on an absolute and relative basis compared to its peers over the past five years JD Power Residential and Business Scores

-
200
400
600
800
1,000
1,200
2012
2013
2014
2015
2016
2017E
Distribution
Transmission
Cost control actions:
•
PSE&G is utilizing the Lean Six Sigma discipline to achieve costs savings and process improvements
•
Regular organizational refinement to streamline processes
•
Continued focus on vendor and inventory practices ensuring maximum value
•
Successful management of pension
2012 to 2017E CAGR = 0.5%
PSE&G O&M Expense
Operational Excellence –
O&M costs
Demonstrated ability
to control O&M,
preserving earnings
and returns in a low
sales growth
environment
E = ESTIMATE.

Disciplined Investment –
Delivering
annual growth
Rate Base and Net Income
CAGR 13%  and 11%
$ Millions
$ Millions
Our rate base is now roughly balanced between federal and
state jurisdictions
-
100
200
300
400
500
600
700
800
900
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
2012
2013
2014
2015
2016
Distribution
Transmission
Renewables
Net Income

Disciplined Investment –
Continued growth
in robust capital program
2017-2021E
PSE&G
Capital
Spending
with extension / expansion
of current programs
$12.3B
Rate Base CAGR 7%
.   E = ESTIMATE.   INCLUDES AFUDC
Gas Distribution
Transmission
Solar and Energy Efficiency
Electric Distribution
With current returns on ~70% of capital investments
Base Capital,
including GSMP extension
$13.8B
Rate Base CAGR 9%
22%
26%
50%
2%
26%
26%
44%
4%

Transmission -
~$6 billion, 5-year investment program
focusing on reliability and replacing aging infrastructure
•
Formula rate recovery of capital and expenses
•
PJM’s Regional Transmission Expansion Plan (RTEP) identifies system enhancements needed for reliability
•
Portfolio
transitioning
–
completing
remaining
major
lines
and
moving
to
steady
state investments to maintain reliability and stay ahead of asset end of life
•
69kV system upgrades improve system reliability and add capacity for future growth
•
Transmission Lifecycle to manage asset life and improve system integrity and reliability
•
Transmission Hardening projects focus on increasing system resiliency

Electric Distribution –
~$3 billion, 5-year
investment program focused on reliability and resiliency
•
Energy Strong -
Completion of currently approved program
•
Future growth efforts
•
Hardening
–
Extend program for critical
system infrastructure
•
Aging
infrastructure
–
Life
cycle
investments to ensure continued
top quartile reliability performance
•
Over 65 substations > 60 years old;
Over 30 substations > 80 years old
•
~115 substations 26kV to 4kV
•
Risk assessment model to eliminate / replace
•
Technology
–
Next generation to enhance
grid performance

47
Electric
Distribution
-
Technology
•
Making the grid smarter
•
Deployment of hundreds of microprocessor relays
•
A new state of the art distribution SCADA system to facilitate full
communication
and
control
•
Ability to integrate Distributed Energy Resources into the grid while enhancing grid reliability and resiliency
•
Improving
customer
service
-
continue
to
enhance
delivery
of
information and communication
47

48
Gas Distribution –
~$3 billion, 5-year investment
program focused on modernizing and upgrading cast
iron and unprotected steel main
•
Cost efficiency of broad replacement approach
•
Customer
service
–
conversion
from
low
pressure to high pressure
•
Environmental Collaboration with EDF and
Google to consider methane leaks in work
prioritization
•
Replaced
>200 miles in 2016
•
Exceeding run rate of 30 year program,
demonstrating ability to accelerate program
•
~4,800 miles of cast iron and unprotected steel
main remaining in the system
•
More cast iron than any other US utility

Solar and Energy Efficiency –
~$250 million,
5-year investment supports New Jersey policy objectives
•
Solar –
•
Grid-connected
solar
on
landfills
and
brownfields
provides
clean
energy for all customers
•
210 MW installed of the 300 MW total approved programs
•
Energy
efficiency
–
Continuing
programs
with
a
focus
on
hospitals,
multi-
family housing and our direct install program which includes municipalities, non-profits and small businesses in Urban Enterprise Zones
•
State
Policy
-
Programs
are
aligned
with
policy
goals
•
Opportunity
to
expand
–
Potential
for
significant
opportunity
to
expand
energy efficiency and related customer services in the future

Traditional Recovery Mechanisms
Distribution Base Rates
FERC Formula Rates
Transmission
Developing investment opportunities with
near-contemporaneous recovery mechanisms
Clause Recovery Mechanisms
Infrastructure / Solar / Energy Efficiency
E
=
ESTIMATE.
DATA
AS
OF
MARCH
2017.
INCLUDES
AFUDC.
Plan to increase current five year, $12.3B
capital plan by ~$1.5B through program
extensions and expansions:
•
GSMP acceleration
•
Electric
distribution
–
hardening
extension and modernization
investment program
•
Energy Efficiency and Solar programs –
extensions and expansion
With broad opportunity set of additional
investment potential driven by customer
expectations and public policy
23%
44%
33%
2017-2021E PSE&G Capital with
Program extensions by Recovery Method
$13.8B

2012 - 2016

Infrastructure Clauses focused on hardening and resiliency

Solar 4 All and Solar loans

Energy Efficiency

2017-2021E

Complete hardening, begin system modernization expand efficiency program

Transition from Energy Strong to Life cycle and automation work

Accelerate GSMP

Solar landfills

Extend and broaden Energy Efficiency

Utility of the Future

Electric Infrastructure

Life cycle programs, distribution automation, EV Charging

Gas Infrastructure

GSMP Acceleration and Resiliency

CNG Charging

Distributed energy resources

Solar 4 All, Microgrids, Batteries, Fuel Cells

Energy Efficiency

Hospitals, Municipalities, Universities, Low Income Programs, EE for All (Residential, Small C&I), AMI, Bill Education

PSEG

PSE&G
Investment
Evolution:
System
needs,
customer
expectations
and public policy objectives drive need for continued and increasing
Distribution investments
Utility of the Future represents potential investment
opportunity to sustain annual rate base growth rate

0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2016
2017E
2018E
2019E
2020E
2021E
2026E
Distribution
Transmission
Solar & EE
Total Utility
Year-end Rate Base
with extension / expansion
of current programs
Investment
program supports strong rate base
growth --
off a higher base
$ Millions
Rate Base CAGRs -
2016-2021E
Base capital
with
extension and
expansion of
current programs
7%
9%
E = ESTIMATE.

Distribution –
2017 base rate case filing
•
Obligated to file rate case no later than November 1, 2017
•
Last
rate
case
–
2009
test
year,
settled
in
2010
Since last rate case
•
Sales
growth
–
flat,
customer
growth
offset
by
energy
efficiency
•
O&M –
held flat, with increased regulatory requirements
•
Capital
Investments
–
Growth
in
rate
base
beyond
clauses,
consists
of:
•
GSMP annual stipulated base
•
Energy Strong
•
Other Distribution base investments beyond depreciation levels
•
Customer rates since last rate case
•
Electric decreased 5%;   Gas decreased 46%
Supports need for moderate base rate increase

Optimal time for extension and expansion of
investment programs
•
2017 investment program filings
•
GSMP
-
extension and acceleration
•
Electric
infrastructure
-
resiliency
and
modernization
•
Energy efficiency –
extension, potential future expansion
•
Seeking long-term
programs to optimize planning and cost
•
Programs improve system reliability and meet customer expectations
•
System need as infrastructure reaches end of life
•
Increasing customer and public policy expectations
•
Optimal timing
•
Potential
rate
impact
of
program
extensions
-
~2%/year*
Job
creation
Environmental
benefits
Federal tax
benefits
Low
commodity
prices
*ASSUMES TYPICAL COMBINED RESIDENTIAL CUSTOMER WITH 7,200 KWH FOR ELECTRIC AND 1,010 THERMS FOR GAS ANNUALLY.

$2,000
$1,500
$1,000
$500
$0
$1,322
$1,251
$1,593
$861
2009
2017E
2009
2017E
Electric
Gas
Distribution
Clauses
Supply
CPI

PSEG

Customer’s bills are materially lower,
supporting needed investment in the system
•
Combined electric and gas bills declined ~28% over the 2009-2017 period
•
Also provided
BGSS bill credits totaling ~$590 per customer since 2012
•
Low gas prices and elimination
of transition charges drove rate decreases
•
Regional price comparison
**
Gas is 2
nd
lowest and Electric is lower than average
•
Investing at the Utility of the Future
level –
would take about a decade to equal the
2009 bill rates (adjusted for growth in CPI/disposable income)
*FOR ALL YEARS THE BILLING ASSUMES 7,200 KWH FOR ELECTRIC AND 1,010 THERMS FOR GAS ANNUALLY. E = ESTIMATE
** COMPARED AGAINST 12 REGIONAL UTILITIES AS OF SEPTEMBER 1, 2016, FOR A CUSTOMER THAT USES 500 KILOWATT-
HOURS AND 100 THERMS IN A MONTH.
PSE&G Typical Residential Customer Bills*

56 PSE&G’s 2017 net income to benefit from investment programs and cost control $787 $889 2015 2016 2017 Guidance PSE&G Net Income ($ Millions) $945 -- $985E E =ESTIMATE.

PSEG LONG ISLAND

•
4
th
year of 12 year contract (with
option to extend 8 years)
•
2016 -
Earned $0.08 per share*
•
Fixed fee of $65 million / year,
escalated for CPI
•
Incentive opportunity of 15%
•
Power has $20 million / year energy
management and fuel supply contract
•
Focused efforts on safety, reliability, customer satisfaction and stakeholder relationships
•
Meeting Operational and Financial expectations
•
Realized >95% of incentive payment in 2014, 2015 and 2016
*OVERALL ENTERPRISE IMPACT
PSEG Long Island
-
Focused on improving
customer service and reliability while managing costs

PSEG Long Island continues to drive improvement
in performance metrics
2.8
2.3
1.5
0.0
0.5
1.0
1.5
2.0
2.5
3.0
2014
2015
2016
OSHA
532
584
610
675
0
100
200
300
400
500
600
700
800
2014
2015
2016
2017
JD Power -
Residential
0.72
0.84
1.11
0.00
0.20
0.40
0.60
0.80
1.00
1.20
2014
2015
2016
SAIFI
82
79
68
0
30
60
90
2014
2015
2016
CAIDI
OSA
2.3
OSA
588
OSA
0.92
OSA
85
OSA = AMENDED OPERATING SERVICES AGREEMENT BETWEEN PSEG-LI AND LIPA SETTING BENCHMARK INCENTIVE LEVELS
* JD POWER 2017 REPRESENTS FIRST WAVE DATA
*

2017 PSEG Power and ER&T Business Review & Outlook

MARCH 2017

PSEG

We make things work for you.

We have the energy to make things better … for you, for our investors and for our stakeholders.

PSEG POWER William Levis P S E G P O W E R P R E S I D E N T A N D C H I E F O P E R A T I N G O F F I C E R

PSEG Power
strategy
Excellence in
operating our units
safely, reliably, cost-
competitively and in
an environmentally
responsible manner
DISCIPLINED
INVESTMENT
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE
ENGAGED
WORKFORCE

Power is transforming its portfolio to be
newer, more efficient and flexible
•
Continued growth with
1,300
MW new
CCGT’s announced
•
Keys
•
Sewaren 7
•
Projects Completed:
•
Peach Bottom EPU,
130
MW
•
Bergen 2 AGP
uprate, 31
MW
•
Retired HEDD Units
•
Solar portfolio reaches
277
MW
DC
•
Initiated Hope Creek
uprate, 18
MW
•
Additional 400
MW of new
peaker capacity
at  Kearny and
New Haven
•
Bethlehem
Energy Center,
2
gas
pipeline
connection
added
•
CCGT Advanced
Gas Path (AGP)
uprate
completed at
Linden 1 & 2,
63
MW
•
Energy / Fuel
management
contract for LIPA
Selected Accomplishments Towards Transformation
Cost Control
•
Bridgeport Harbor 5
485
MW CCGT
cleared ISO-NE
auction
•
Hudson & Mercer
early retirement
announced
•
Kearny 13 & 14
uprate, 14.5
MW
increased capacity
•
Initiated electric &
gas retail business in
NJ, PA
•
Solar reaches ~326
MW
DC
in operation
2012
2013
2014
2015
2016
nd

Power has generating assets in three
competitive markets
ISO New England
New Haven
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren  (incl. Sewaren 7,
CCGT under construction)
Linden + Linden VFT
Mercer*
Burlington
Hudson*
Hope Creek
Salem
Yards Creek
New York ISO
PJM
Keys Energy Center
(CCGT under construction)
Bridgeport  (incl. Bridgeport Harbor 5,
CCGT under construction)
•
Major assets located near key
load centers
•
Constructing three new,
efficient combined-cycle units
•
Positioned to benefit from
market volatility
•
Additional generation assets:
•
Solar (326 MW
DC
/257 MW
AC
)
•
Kalaeloa, HI (104 MW)
*POWER ANNOUNCED RETIREMENTS OF HUDSON AND MERCER GENERATING STATIONS AS OF JUNE 1, 2017.

4%
2%
20%
42%
32%
<1%
<1%
9%
34%
57%
Gas
Nuclear
Coal**
Oil
Pumped Storage

PSEG

Power has a diverse fleet of generating assets
which enables it to respond to market needs
Fuel Diversity 2016*
Total MW: 11,577
Energy Produced 2016*
Total GWh: 51,510
65
*
EXCLUDES
SOLAR
(326
MW
DC
/257MW
AC
)
AND
KALAELOA
(104MW)
.
** INCLUDES NEW JERSEY UNITS THAT FUEL SWITCH TO GAS.

Power’s Fossil Fleet maintains solid
performance in a challenging environment
•
Generation records at BEC and
Bergen 2 combined-cycle units
•
Combined-cycle EFORd
*
and
EFORp lowest in five years
•
Start Success Rate:
•
Peaking: 99.7%
•
Coal/Steam: 93%
*EFORd EXCLUDES EVENTS OUTSIDE OF MANAGEMENT CONTROL.
0%
20%
40%
60%
80%
100%
2012
2013
2014
2015
2016
Combined
Cycle
Availability
Factor

Nuclear is vital to New Jersey with Salem and
Hope Creek providing ~40% of the State’s energy
consumption
Hope Creek
•
Operated by PSEG Nuclear
•
PSEG Ownership: 100%
•
Boiling Water Reactor
•
Total Capacity: 1,172 MW
•
Owned Capacity: 1,172 MW
•
License Expiration: 2046
•
18 MW Uprate Spring 2018
•
Next Scheduled Refueling
Spring 2018
Salem
Units 1 and 2
•
Operated by PSEG Nuclear
•
PSEG Ownership: 57%
•
Pressurized Water Reactor
•
Total Capacity: 2,296 MW
•
Owned Capacity: 1,318 MW
•
License Expiration: 2036
and 2040
•
Next Scheduled Refueling
Unit 1 –
Fall 2017
Unit  2 –
Spring 2017
Peach Bottom
Units 2 and 3
•
Operated by Exelon
•
PSEG Ownership: 50%
•
Boiling Water Reactor
•
Total Capacity: 2,450 MW
•
Owned Capacity: 1,225 MW
•
License Expiration: 2033
and 2034
•
Next Scheduled Refueling
Unit 2 –
Fall 2018
Unit 3 –
Fall 2017

PSEG Nuclear Direct Controllable O&M Costs

$600
$400
$200
$0
$ Million
2012
2013
2014
2015
2016
2017E
Labor
Material
Outside Services & Other

PSEG Nuclear Capital Expenditures

$300
$200
$100
$0
$ Million
2012
2013
2014
2015
2016
2017E
Base Investment
Regulatory / Environmental
Facilities
Growth

PSEG

•
2012 to 2017E CAGR:  --1.4%
•
The 2015 Labor increase / outside
services decrease is due to bringing
security force employees in-house
•
Material and outside service cost
reductions
CAGR:
--
4%
NOTE:  LABOR INCLUDES BASE WAGES, OVERTIME AND FRINGE BENEFITS. ALL YEARS EXCLUDE EXPENDITURES FOR NUCLEAR
FUEL (APPROXIMATELY $6.50/MWH).  E=ESTIMATE
PSEG Nuclear has been addressing the economic
challenges in the current low gas price environment
•
Fukushima-related compliance drove
$198 M of Regulatory/Environmental spend
•
2016 and 2017E capital driven by Baffle
Bolt replacement
•
Going forward capital approximately
$100M/year to maintain reliability
to end of license life

PSEG Nuclear is leading the industry in
efforts to ensure economic viability of fleet
Goals
•
Industry goal to achieve reductions in O&M, fuel and capital costs by 2018
•
The three-year program to examine and implement opportunities to:
Advance safety,
Improve operations, and
Prevent premature reactor closures
•
Concurrently, we continue to work with NEI and other industry partners to gain greater compensation for nuclear plants in competitive market policies
PSEG Nuclear progress to date
•
46 Efficiency Bulletins issued, 21 implemented to date
•
Cost reductions achieved:  185 FTE reduction; 2017 direct O&M reduction of 5% from plan target while funding equipment reliability improvement
•
Implemented changes to focus on eliminating vs. mitigating equipment reliability issues to ensure generation is not negatively impacted
PSEG Nuclear is not currently earning its cost of capital

2012
to
2017E
CAGR:
--
0.3%
Power
O&M
Expense*
*EXCLUDES IMPACTS FROM STORM RECOVERY COSTS AND THE HUDSON/MERCER EARLY RETIREMENT.
E=ESTIMATE
Power
has demonstrated its ability to control O&M
$0
$500
$1,000
$1,500
2012
2013
2014
2015
2016
2017E

Power is developing ~1,800 MW of new, efficient CCGT capacity in MD, NJ and CT SEWAREN 7 SITE KEYS ENERGY CENTER SITE BRIDGEPORT HARBOR 5 SITE 71

Growth Project Update -
Keys Energy Center
•
755 MW plant in Prince George’s County, MD
•
2x1 natural gas-fired combined cycle
•
Greenfield site
•
Estimated Costs $825 to $870 million
•
Major Milestones
•
Combustion turbines and generators, steam
turbine and generator and all three generator
step-up transformers have been set in place
•
Construction is 35% complete as of February
2017
•
Commence training / start-up support in 2017
•
Expected to be in service in mid-2018
•
Outlook
•
Expands geographic footprint to the
SWMAAC* load pocket
Keys Energy Center –
Aerial View
*SWMAAC –
SOUTHWEST/EMAAC = EASTERN MID-ATLANTIC AREA COUNCIL
E = ESTIMATE
SNC Notice to Proceed
6/18/15
Commence Site
Clearing
8/25/15
Full Site
Mobilization
3/2/16
Begin HRSG
Erection
11/10/16
Back Feed
Switchyard
8/3/17(E)
First Fire
2/9/18(E)
Target
Substantial
Completion
4/30/18(E)
Guaranteed
Substantial
Completion
5/1/18(E)

Sewaren
7 –
Aerial View
Growth Project Update –
Sewaren 7
•
540 MW plant in Sewaren , New Jersey
•
1x1 dual fuel (natural gas & ultra low sulfur
diesel) combined cycle
•
Estimated Costs $625 to $675 million
•
Major Milestones
•
Combustion steam turbine generator,
combustion turbine and main transformers
have been set in place
•
Construction is 29% complete as of
February 2017
•
Expected to be in service in mid-2018
•
Outlook
•
Leverages existing infrastructure
•
Existing Sewaren units will retire upon
completion
•
Located in the PS Zone load pocket
E = ESTIMATE
73
Full Site
Mobilization
3/14/16
Begin HRSG
Erection
1/23/17
Backfeed
Plant
Substation
8/15/17(E)
CTG First Fire
12/19/17(E)
Target
Substantial
Completion
4/1/18(E)
Guaranteed
Substantial
Completion
6/1/18(E)
Sewaren
Clears Auction
8/21/15
Commence Site
Clearing
11/30/15

Growth Project Update –
Bridgeport 5
•
485 MW plant in Bridgeport, Connecticut
•
1x1 dual fuel (natural gas & ultra low sulfur diesel)
combined cycle
•
Estimated Costs $525 to $575 million
•
Major Milestones
•
New Source Review Air Permit is expected to be
issued by April 15, 2017
•
Expected to be in-service in mid-2019
•
Outlook
•
To be constructed on the existing PSEG
Bridgeport Harbor site; Bridgeport Harbor 3 will
retire in 2021
•
Located in the SW Connecticut load pocket
•
Seven year capacity price lock
Bridgeport 5 –
Aerial View
BHS Unit 5 Clears
Auction
2/10/16
Commence Site
Prep
10/17/16
Full Site
Mobilization
4/1/17(E)
Begin HRSG
Erection
1/2/18(E)
Backfeed Plant
Substation
3/1/18(E)
CTG First Fire
11/15/18(E)
Target
Substantial
Completion
5/1/19(E)
Plant
Commences
Operations
6/1/19(E)
E = ESTIMATE

1%
4%
10%
32%
53%
4% 2%
20%
42%
32%
<1%
<1%
5%
51%
43%
<1%
<1%
9%
34%
57%
Gas
Nuclear
Coal**
Oil
Pumped Storage

2021E Fuel Diversity
1
Total MW: 11,900
Projected Fleet Comparison 2016 to 2021E
2016 Fuel Diversity
Total MW: 11,577
Energy Produced
increases by >18%
Power’s fleet is being transformed with focus on
improvement in efficiency
2021E Energy Produced
1
Total GWh: 61,000
2016 Energy Produced
Total GWh: 51,510
REFLECTS
ANNOUNCED
EARLY
RETIREMENT
OF
HUDSON
AND
MERCER
UNITS
IN
MID-2017.
ALL
PERIODS
EXCLUDE
SOLAR
(257MW
AC
)
CAPACITY
AND
KALAELOA
(104
MW)
CAPACITY
/
ENERGY
PRODUCED.
**
2016 COAL INCLUDES NEW
JERSEY UNITS
THAT FUEL SWITCH TO GAS. E = ESTIMATE
1

Combined Cycle Heat Rate
7,800
7,600
7,400
7,200
7,000
6,800
2016
2021

O&M (cents/KWh)
1.80
1.75
1.70
1.65
1.60
1.55
1.50
2016
2021

Emissions (lbs/MWh)
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
1,400
1,200
1,000
800
600
400
200
0
2016
2021

Fossil Fleet Average Age (years)
31
29
27
25
23
21
19
17
15
2016
2021

PSEG

76 Power’s fleet is transitioning to become more efficient, productive and clean E = ESTIMATE. E E E E SO2 lbs/MWh CO2 lbs/MWh NO X lbs/MWh

Power’s capital needs decline
following
construction of new capacity, enhancing free cash flow
E=ESTIMATE.  DATA  AS OF FEBRUARY 2017.
EXCLUDES NUCLEAR FUEL.   INCLUDES IDC.
Power Capital Investment
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2015
2016
2017E
2018E
2019E
2020E
2021E
Maintenance
Environmental / Regulatory
Growth

100%
50%
0%
2010
2011
2012
2013
2014
2015
2016
Shale
Non-Shale

PSEG

Power’s fleet is well-located with access to shale
gas production
•
PSEG Power procured approximately 400
BCF in 2016 with almost 50% going to
PSE&G’s utility gas customers
•
PSEG Power’s gas for PJM generation was
~100 BCF in 2016, of which >80% was
supplied by Northeast Shale gas
PSEG’s Total PJM Gas Procurement
New England 1.2 bcf/d
Southeast 6.1 bcf/d
Midwest 4.9 bcf/d
Gulf Coast  5.4 bcf/d
NJ/NY 1.7 bcf/d
Pipeline capacity grows significantly by 2018
•
Significant amount of new pipelines have
already been built and more are in
construction / development
•
Gas production and pipeline takeaway
capacity expected to be more balanced
in 2018 timeframe

With additional pipeline capacity, some price
convergence is beginning to appear in the gas markets
Electric basis for the PSEG Zone is also showing improvement in the forward markets
$0
$1
$2
$3
$4
2015A
2016A
2017E
2018E
Natural Gas Actual and Forward
Prices
Henry Hub (12/30/2016)
Leidy (12/30/2016)
Henry Hub (2/15/2017)
Leidy (2/15/2017)
$20
$30
$40
2015A
2016A
2017E
2018E
Western Hub and PS Zone RTC Actual and
Forward LMPs
WH RTC (12/30/2016)
PS Zone RTC (12/30/2016)
WH RTC (2/15/2017)
PS Zone RTC (2/15/2017)
E = ESTIMATE

Retail Electric / Gas Marketing
•
Retail sales to support generation
•
Focus on Commercial and Industrial
customers
•
Target:
•
Year 3:  ~4 -
5,000 GWh
•
Year 5:  ~8
-
10,000
GWh
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
3 Year Average
Round the Clock PJM
West Forward Energy
Price
NJ BGS RSCP Supply Pricing
+
New Jersey BGS accounts for ~11 TWh of our
hedging –
Retail marketing will complement BGS
$/MWH;
BGS
PRICES
REFLECT
PSE&G
ZONE;
RESULTS
FOR
2015-2017
WILL
BE
THE
NEW
BLENDED
PRICES
BEGINNING
JUNE
1,
2017.
$97.39
$92.18
$99.54
$96.38
$90.78
~ $53
~ $62
~ $59
~ $63
~ $58
-
$40
$38
-
$39
$33
-
$34
$32
-
-
$33
$38
OH
VA
WV
NH
RI
MA
DE
NJ
PA
NY
VT
ME
CT
MD
$37
$39

HEDGE PERCENTAGES AND PRICES AS OF FEBRUARY 9, 2017, UPDATED WITH 2017 BGS AUCTION RESULTS. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON
CONTRACT PRICE, INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT
EXCLUDING CAPACITY.  HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING TREATMENT AND OPTIONS.
Our Hedging Strategy is designed to secure gross
margin while leveraging the portfolio
2017
2018
2019
Volume TWh
34
34
34
Base Load
% Hedged
100%
80-85%
35-40%
(Nuclear and Base Load Coal)
Price $/MWh
$46
$43
$43
Volume TWh
16
21
26
Intermediate Coal, Combined
% Hedged
45-50%
0%
0%
Cycle, Peaking
Price $/MWh
$46
-
-
Volume TWh
49-51
54-56
59-61
Total
% Hedged
80-85%
50-55%
15-20%
Price $/MWh
$46
$43
$43

2020 Onward, RPM Auctions include 100% Capacity Performance and will be impacted by changes in:
•  Net CONE
•   Demand Response Rules
•   PJM Parameters
•   Environmental Retirements
•   Load Forecasts
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL AUCTIONS.
DELIVERY YEARS RUN FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
PJM’s RPM Auction Results*
Delivery Year
2015/2016
2016/2017
2017/2018
2018/2019
2019/2020
Power’s Average
Prices ($/MW-day)
$168
$172
$177
$215
$116
Rest of Pool Prices ($/MW-day)
$136
$59
$120
$165/$150
(CP/Base)
$100/$80
(CP/Base)
Power’s Cleared
Capacity (MW)
8,750
8,700
8,700
8,650
8,900
ISO New England’s Forward Capacity Market Auction Results
Delivery Year
2015/2016
2016/2017
2017/2018
2018/2019
2019/2020
2020/2021
Power’s Average
Prices ($/MW-day)
$113
$104
$232
$315
$231
$195
Power’s Cleared
Capacity (MW)
773
777
848
831
1,333
1,333
Capacity Markets provide a solid and continuing
revenue stream
Bridgeport Harbor 5 cleared the 2019/2020 auction and receives $231/MW-day for seven years

Solar has grown to 326 MW
DC
in operations
with 70 MW
DC
under construction
PORTFOLIO
CONSISTs
OF
326
MW
DC
/257
MW
AC
IN
OPERATIONS,
70
MW
DC
/55
MW
AC
IN
CONSTRUCTION.
0
100
200
300
400
500
2014
2015
2016
Operating
In Construction
Solar
in
Operation
/
Construction
at
Year-End

Gas Supply and Asset Optimization
Wholesale provider to PSE&G and others
Storage capacity of approximately 78 Bcf (in the Gulf and market regions)
Firm transportation of 1.3 Bcf/day on seven pipelines
Off-system sales margins shared with residential customers
Commercial & Industrial gas sales
Ancillary Services –
Black start, reactive power, area regulation
LIPA Fuel and Energy Dispatch Management –
contract through 2024
Kalaeloa, HI –
50% equity interest in a 208 MW oil-fired combined cycle unit
Other attractive sources of revenues
round out a robust portfolio

Power’s 2017 non-GAAP Operating Earnings
reflect efforts being taken in challenging market conditions
*SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS (NON-GAAP).
E = ESTIMATE.
PSEG Power non-GAAP Operating Earnings*
($ Millions)
Net
Income
$856
Net
Income
$18

PSEG Power’s Value Proposition
•
Well-positioned, well-run fleet of merchant generating assets in competitive markets
•
Early retirement of Hudson and Mercer coal stations in mid-2017 improves fleet efficiency and returns
•
Addition of 1,800 MWs of new, efficient, flexible CCGTs transforms the portfolio
•
Low capital requirements post-construction
•
Hedging strategy to protect value of assets in declining price environment and provide stable returns and cash flow
Efficient fleet
Advantaged locations
Investing to grow

PSEG FINANCIAL REVIEW & OUTLOOK Dan Cregg EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Strong financial position driven by PSE&G
with meaningful contribution from Power
2016 Financial Position
Earnings
Delivered on 2016 guidance under challenging conditions
Increased PSE&G earnings contribution
Investment
Executed major PSE&G capital program balanced between
Transmission and Distribution
Focused on optimizing Power’s generation portfolio
Cash Flow and
Credit Metrics
Produced stable and strong PSE&G cash from operations
Generated significant cash flow at Power to fund growth
investments
Maintained strong credit metrics
Dividends
Increased common dividend by 5% or $0.08 per share

89
We consistently deliver our earnings guidance
by executing our growth plans, managing O&M,
and optimizing assets
PSEG Non-GAAP Operating Earnings*
$ Millions
(except EPS)
2012
2013
2014
2015
2016
Initial Operating
Earnings
Guidance
$2.25 –
$2.50
$2.25 –
$2.50
$2.55 –
$2.75
$2.75 –
$2.95
$2.80 –
$3.00
Non-GAAP
Operating EPS*
$2.44
$2.58
$2.76
$2.91
$2.90
Upper End of
Guidance
Exceeded
Guidance
Exceeded
Guidance
Upper End of
Guidance
Mid-Point of
Guidance
Producing strong results in challenging conditions, including a low commodity price environment and unfavorable weather
*SEE
SLIDE
A
FOR
ITEMS
EXCLUDED
FROM
NET
INCOME
TO
RECONCILE
TO
NON-GAAP
OPERATING
EARNINGS.
. E= ESTIMATE.

PSE&G forecasted to be 66% of PSEG’s 2017
non-GAAP Operating Earnings
Non-GAAP Operating Earnings *
Contribution by Subsidiary
PSEG Non-GAAP Operating Earnings
$ Millions (except EPS)
2017E Guidance
PSE&G
$945 -
$985
PSEG Power
$435 -
$510
Enterprise/Other
$35
Operating Earnings*
$1,415 -
$1,530
Operating EPS*
$2.80 -
$3.00E
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO NON-GAAP OPERATING EARNINGS.  **BASED ON MIDPOINT
OF 2017 NON-GAAP OPERATING EARNINGS GUIDANCE OF $2.80 - $3.00 PER SHARE.  E= ESTIMATE.

Distribution
Transmission
PSE&G’s capital spending
drives high single-digit
growth
in rate base
~$15.2B
~$8.5B
~$6.7B
~$10.4B
~$11.2B
2016
Rate Base
2021E
Rate Base with Program
Extensions & Expansion
2021E
Rate Base
~$21.6B
2016 –
2021E
Rate Base CAGR
Growth of ~7%
2016 –
2019E
Rate Base CAGR
Growth of ~9%
Transmission
~48%
Transmission
~44%
~$19.6B
~$10.4B
~$9.2B
Transmission
~47%
2019E
Rate Base
2016 –
2021E Rate Base with
Program Extensions & Expansion
CAGR Growth of ~9%
Utility of the Future
•
Electric
Infrastructure
•
Gas Infrastructure
•
Distributed Energy
Resources
•
Energy Efficiency
~$22.9B
E
=
ESTIMATE

Power’s hedging program has secured 55% -
60%
of its estimated gross margin for the next 3 years
3 Year Average -
Gross Margin (%)
51,510 GWh
2017E-2019E
.      E = ESTIMATE.
57%
33%
10%
Nuclear
Gas
Coal
Capacity Available in 2016
85%
8%
7%
11,577 MW
Energy Produced in 2016
PJM
NEISO
NYISO
Capacity Margin (hedged)
Energy Margin (hedged)
Unhedged Margin

~$1.2B
~$1.5B
~$2.9B
~$3.3B
~$6.1B
~$16.5B
~$1.5B
~$15.0B
PSEG 2017E –
2021E Capital Investment
PSEG capital program focused on growth
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth
PSE&G
Transmission
Growth
PSE&G
Distribution
Growth
Identified Growth Investment ~$10.9B
PSEG
Planned
Spend
Maintenance ~$4.1B
Program
Extensions &
Expansion
PSEG Planned
Spend with
Extensions &
Expansion
Program  Extensions & Expansion ~$1.5B
ESMP ~$0.8B
GSMP Expansion
~$0.3B
EE Extension ~$0.4B
PSE&G Growth represents ~75%
of its total spend
E
=
ESTIMATE; CAPITAL INCLUDES AFUDC AND IDC

94
$2.1
$2.8
$1.5
$3.9
$2.0
$4.3
0.0
1.0
2.0
3.0
4.0
5.0
2011 Est. 2014
2014 Actual
2012 Est. 2015
2015 Actual
2013 Est. 2016
2016 Actual
We have demonstrated an ability to identify
opportunities to deploy our balance sheet
PSEG Capital Spending
(1)
Forecast vs Actual
(1) CAPITAL INCLUDES IDC AND AFUDC.

-
500
1,000
1,500
2,000
2,500
3,000
3,500
2017E
2018E
2019E
2020E
2021E
-
200
400
600
800
1,000
1,200
2017E
2018E
2019E
2020E
2021E
Maintenance
Enviornmental/Regulatory
Growth
Power’s free cash flow improves as construction
program ends, providing funding for growth
$MM
Free cash flow to
improve as capital
spending declines by
$1 billion from 2017
PSEG Power
2017E –
2021E  Capital Spending
(1)
$MM
Utility of the Future
PSE&G
2017E –
2021E  Capital Spending
(1)
Program Extensions &
Expansion
Transmission
Gas Distribution
Electric Distribution
Solar and Energy Efficiency
Program Extensions & Expansion
2016 Forecast
(1) CAPITAL INCLUDES IDC AND AFUDC E = ESTIMATE

Sources
Uses
PSE&G
Cash from
Operations
PSE&G Maintenance
Investment
Power Growth Investment
Shareholder
Dividend
PSE&G
Net
Debt
(2)
Power
Cash from
Operations
Parent
Net
Debt
(1)
PSEG Consolidated
2017E –
2021E Sources and Uses
Other
Net
Cash
Flow
(3)
Growth in PSE&G results in a more regulated
cash flow profile
Adding incremental
growth projects with near
contemporaneous returns
increases both sources and
uses of cash
Significant
free cash flow
after completion of
Power’s $1.5B
growth program
PSE&G
Growth
Investment
Power Maintenance
Investment
(1) INCLUDES ISSUANCES, REDEMPTIONS, INTERCOMPANY LENDING,  AND TREASURY SHARES
(2) INCLUDES ISSUANCES, REDEMPTIONS, AND CASH POSITION
(3) INCLUDES OTHER PSEG NET CASH FLOW E = ESTIMATE

Total Incremental Investment Capacity
$0.0
$2.0
$4.0
Power
Parent
Total
($ Billions)
Power
PSEG
Estimate
~40%
Low –
20’s
Minimum
Threshold
30%
High -
teens
Average Funds From Operations / Debt
2017E –
2019E
Strong credit metrics provide substantial investment
capacity for increased utility investment
E=ESTIMATE.
Incremental capacity invested in utility
would be matched with utility debt

0
20
40
60
80
100
120
2016
2017E
Manageable Pension and OPEB Expense
with a reduction of ~$22 million in 2017
2016 Pension funded ratio ~90%
Historical 5-year annualized pension
returns exceeded 10%
No qualified pension contributions
planned
Merger of three pension plans
contribute to reduction in pension
expense
Pension expense expected to decline
beyond 2017
$ Millions
E = ESTIMATE.
(1)
Post-Capitalization and Pre-tax expense
Post-Capitalization
Pension and OPEB Expense
(1)

99
$0
$500
$1,000
$1,500
$2,000
$2,500
2012
2013
2014
2015
2016
2017E
2012 -
2017E CAGR: ~0.0%
2012 –
2017E CAGR
Transmission
~5.6%
(Formula
Rate Treatment)
Distribution
~(0.2%)
Power
~(0.3%)
Other
PSEG O&M Expense
(1)
PSEG has demonstrated an ability to
control O&M, with plans to reduce in 2017

(1) POWER EXCLUDES IMPACTS FROM STORM RECOVERY COSTS AND THE HUDSON/MERCER EARLY RETIREMENT WRITE-DOWN.
DISTRIBUTION EXCLUDES ELECTRIC AND GAS BAD DEBT. E = ESTIMATE.

100
2017
Federal
Tax
Reform
–
PSEG
is
well
positioned
Assumption
PSE&G
PSEG Power
PSEG Parent
Reduction of
Corporate
Tax Rate
Customer rates lowered with
reduction in tax rate
Return of excess deferred
tax liability –
impact on cash
and rate base growth
dependent on payback period
After-tax earnings and cash
flow increase
One-time non-cash earnings
benefit from reduction in
deferred tax liability
After-tax earnings and cash
flow improve
100% Expensing
of Capital
Expenditures
Impact on rate base growth
comparable to existing bonus
depreciation rules
Cash flow improves
Elimination
of Deductibility
of Interest Expense and
Border Adjustment Tax
Change in cost anticipated to
be passed through to
customers
Well positioned given low debt
balance
Uncertainty on Border
Adjustment Tax
Well positioned given
low
debt balance
Given positive non-utility contribution to earnings and a strong balance sheet,
PSEG is well positioned for potential tax reform

$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
2011
2012
2013
2014
2015
2016
2017E
PSE&G
EPS
Annual Dividend Per Share
(2011-2017E CAGR: 3.9%)
Opportunity for meaningful and sustainable
dividend growth
Payout
Ratio
50%
58%
56%
54%
54%
57%
59%
(1)
1.37
1.42
1.44
1.48
1.56
1.64
1.72
1.94
1.86
(1)
THE
2017
PAYOUT
RATIO
IS
BASED
ON
THE
MIDPOINT
OF
PSEG’S
2017
NON-GAAP
OPERATING
EARNINGS
GUIDANCE
OF
$2.80
-
$3.00
PER
SHARE
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS. E = ESTIMATE

102
PSEG’s longer-term outlook is influenced by
Power’s hedge position and investment at PSE&G
2017E
2018E
Each $0.75/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $5/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 20 basis point Change in Distribution ROE
Each 20 basis point Change in Transmission ROE
$0.01
$0.01
$0.01
$0.01
$0.02
$0.02
$0.02 -
$0.05
$0.05
$0.02
$0.01
$0.00 -
$0.02
$0.03
$0.00
$0.01
$0.01
$0.01
$0.01
$0.01
$0.02
$0.02
Sensitivities derived from typical annual market variability
E = ESTIMATE.    POWER EARNINGS SENSITIVITIES UPDATED FOR DECEMBER 31, 2016 PRICE CURVES.
PSE&G DISTRIBUTION ROE SENSITIVITIES EXCLUDE ENERGY STRONG AND GSMP.
2019E
$0.08 -
$0.12
$0.06
$0.02
$0.01
$0.01
$0.01
$0.01
$0.01
$0.02
$0.02

PSEG Summary
•
2016 Operating Earnings (non-GAAP) at upper end of revised guidance of
$2.80 -
$2.95 per share
•
2017 guidance for Operating Earnings (non-GAAP) of $2.80 to $3.00 per share supported by PSE&G growth
•
PSE&G capital spending provides high single-digit rate base growth for foreseeable future balanced between Transmission and Distribution
•
Power expected to generate significant free cash flow following CCGT construction program and transformation to a more efficient generation fleet
•
Strong balance sheet and cash flow support current capital program and new investment opportunities without the need for equity
•
Our indicative $0.08 dividend per share increase for 2017 demonstrates meaningful and sustainable dividend growth given significant contribution from PSE&G earnings and Power’s strong financial profile

PSEG EXECUTIVE PROFILES

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Ralph Izzo
Ralph Izzo was elected chairman and chief executive officer of Public
Service Enterprise Group Incorporated (PSEG) in April 2007. He was
named as the company’s president and chief operating officer and a member of the board of directors of PSEG in October 2006. Previously,
Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (PSE&G).
Since joining PSE&G in 1992, Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president –
utility operations; PSE&G vice president –
appliance service;
PSEG vice president -
corporate planning; and PSE&G vice president -
electric ventures.  In these capacities he broadened his experience in the areas of general management, strategic planning and finance.
Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena.  He is frequently asked to testify before Congress and speak to organizations on matters pertaining to national energy policy.
Mr. Izzo’s career began as a research scientist at the Princeton Plasma
Physics Laboratory, performing numerical simulations of fusion energy experiments.  He has published or presented over 35 papers on magnetohydrodynamic
modeling. Mr. Izzo received his Bachelor of
Science and Master of Science degrees in mechanical engineering and his
Doctor of Philosophy degree in applied physics from Columbia University.
He also received a Master of Business Administration degree, with a concentration in finance from the Rutgers Graduate School of
Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards.  Mr. Izzo has received honorary degrees from the New Jersey Institute of Technology
(Doctor of Science), Thomas Edison State University (Doctor of Humane
Letters), Bloomfield College (Doctor of Humane Letters), Rutgers
University (Doctor of Humane Letters), and Raritan Valley Community
College (Associate of Science).
Mr. Izzo serves as nominating committee chairman of the New Jersey
Chamber of Commerce, and is on the board of directors for the New
Jersey Utilities Association, the Edison Electric Institute (EEI), and the
Nuclear Energy Institute (NEI).  He is also a member of the Board of
Trustees of Peddie School, Columbia University School of Engineering
Board of Visitors and the Princeton University Andlinger
Center for Energy
and the Environment Advisory Council, as well as a member of the Visiting
Committee for the Department of Nuclear Engineering at MIT.  Mr. Izzo is
a former member of the board of directors of The Williams Companies.  In addition, he is a former chair of the Rutgers University Board of Governors and the New Jersey Chamber of Commerce.

EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE
ELECTRIC AND GAS COMPANY, PSEG POWER, PSEG SERVICES CORPORATION
Tamara L. Linde
Tamara Linde was named executive vice president and general counsel for Public Service Enterprise Group Incorporated (PSEG) in July 2014.
She is also the executive vice president and general counsel of Public
Service Electric and Gas Company (PSE&G), PSEG Power and PSEG
Services Corporation.
As PSEG’s chief legal officer, Ms. Linde has responsibility for all legal and regulatory functions, and has general supervisory responsibilities for the office of corporate secretary, business assurance and resilience and federal affairs and sustainability. Ms. Linde is a member of PSEG’s
Executive Officer Group.
Previously
Ms.
Linde
was
vice
president
–
regulatory,
PSEG.
She
has
led
the company’s federal and state regulatory functions, as well as managed corporate, environmental and labor/employment practices within the company. Ms. Linde has served as regulatory counsel on many of the company’s most important initiatives in recent years.
Ms. Linde joined the law department of Public Service Electric and Gas
Company (PSE&G), as an attorney in 1990 handling a variety of natural gas and electric regulatory and transactional matters. After holding several other legal positions at PSE&G she became general solicitor, in
2000. In that position she was responsible for the regulatory affairs of the PSEG companies including electric, gas and nuclear matters.
She has had significant experience working on regulatory matters before various state and federal regulatory agencies on industry issues relating to electric transmission and distribution and energy markets.
Ms. Linde is a member of the New Jersey, New York, District of Columbia and Texas bars. She currently serves on the Board of the PSEG
Foundation, the Community Foundation of New Jersey and the Mater Dei
Prep High School Board. In addition, Ms. Linde is a member of the
General Counsel Steering Committee of the National Association of
Corporate Directors (NACD). She is past President of the Northeast
Chapter of the Energy Bar Association and served as chair of the Energy
Bar Association Electricity Regulation and Compliance Committee. Ms.
Linde graduated from Seton Hall University School of Law with a Juris
Doctorate and from Seton Hall University with a bachelor’s degree.

Ralph A. LaRossa
PRESIDENT AND CHIEF OPERATING OFFICER
PUBLIC SERVICE ELECTRIC AND GAS COMPANY
Ralph A. LaRossa was named president and chief operating officer of Public Service Electric and Gas Company (PSE&G) in October
2006.  PSE&G is New Jersey’s oldest and largest regulated gas and electric delivery utility, serving approximately 2.4 million customers, nearly three-quarters of the state’s population.  Prior to this position he
was
vice
president
-
electric
delivery
for
PSE&G.
In addition, on January 1, 2014, Mr. LaRossa became Chairman of the Board of PSEG Long Island, a subsidiary of Public Service
Enterprise Group (PSEG), which manages the electric transmission and distribution systems on Long Island and in the Rockaways.
PSEG Long Island serves 1.1 million customers.
Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations.  In 1998, he received Gas Industry
Magazine’s Outstanding Manager of the Year Award.
He is a graduate of Stevens Institute of Technology and has
completed the Harvard Business School’s Program for
Management Development.
Mr. LaRossa is Chairman of Choose New Jersey, Inc. and serves on its board of directors. In addition, he is a member of the board of directors for the New Jersey Utilities Association (NJUA), New Jersey
Performing Arts Center (NJPAC) and Montclair State University, for
which he is past chair of the university. Mr. LaRossa is also the immediate past chair of the American Gas Association (AGA).

William Levis
PRESIDENT AND CHIEF OPERATING OFFICER
PSEG
POWER
William Levis is president and chief operating officer of PSEG Power, a position he’s held since June 2007.  PSEG Power is a major, unregulated independent power producer in the U.S. with four main subsidiaries: PSEG
Nuclear, PSEG Fossil, PSEG Energy Resources and Trade (ER&T) and PSEG
Power Ventures.
PSEG Power operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment (based load units, load following units and peaking units).  Its low-cost, load following fleet is geographically well positioned in competitive markets.  Its 11,681 MWs represent a diverse fuel mix with different plant types.
Before coming to PSEG, Mr. Levis was Exelon Nuclear’s
vice-president –
Mid-Atlantic operations.  Prior to joining Exelon, Mr. Levis worked at Ontario
Hydro’s Pickering Plant and held several positions over a five-year period with Carolina Power and Light’s Brunswick facility.
Mr. Levis has a Bachelor of Science degree in marine engineering from the
U.S. Naval Academy and holds an SRO (senior reactor operator)
certification.  He retired as a commander in the Naval Reserves and attained his professional engineer license in 1985.
Mr. Levis is a member of the Executive Committee of Nuclear Energy
Institute’s (NEI) Board of Directors, the Nuclear Electric Insurance Limited
(NEIL) Board of Directors, and serves as a member of the Institute of
Nuclear Power Operations (INPO) National Nuclear Accrediting Board.  He is
a member of the Philadelphia Archdiocese Catholic Charities Appeals
Board and is a member of the CEO Council for Growth based in
Philadelphia.
.

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE ELECTRIC
AND GAS COMPANY, PSEG POWER LLC AND PSEG SERVICES CORPORATION
Daniel Cregg
Daniel J. Cregg was named executive vice president and chief financial officer for Public Service Enterprise Group Incorporated (PSEG) and its subsidiaries in October 2015.
Mr. Cregg is responsible for all financial functions, including Internal Audit
Services, Investor Relations and Corporate Development. Given the array of financial instruments which serve as the primary means of selling wholesale energy to customers, Mr. Cregg also has responsibility for the Risk
Management function, which provides independent oversight of the PSEG
Power trading organization.  In addition to finance, Mr. Cregg is responsible for the Strategy and Planning function.  He is a member of PSEG’s Executive
Officer Group.
Prior
to
his
current
position,
Mr.
Cregg
was
vice
president
–
finance
for
PSE&G, a role he assumed in June 2013. In 2006, Mr. Cregg was named vice president –
finance for PSEG Power.  In that capacity and in previous financial roles for Power, Mr. Cregg held leadership positions related to financial reporting and forecasting, investor communications, financings, rating agency interactions, external reporting, cash forecasting, financial valuations, competitive intelligence, and fundamental market modeling, with critical responsibilities in Power’s development and strategic planning activities.
Previously, Mr. Cregg was director of PSEG corporate development.  He joined PSEG in 1991 with overall responsibility for tax planning, strategy and compliance for PSEG Energy Holdings, including domestic and international tax structuring work for PSEG Global and PSEG Resources.
Before joining PSEG, Mr. Cregg spent five years with the accounting and consulting firm of Deloitte and Touche, providing consulting services to a wide range of clients with an emphasis on the energy industry.
Mr. Cregg holds a Master of Business Administration degree from the Wharton
School of the University of Pennsylvania and is a graduate of Lehigh
University, where he received a bachelor’s degree in accounting.

Derek M. Di Risio
PRESIDENT
PSEG SERVICES CORPORATION
Derek M. Di Risio was named President, PSEG Services Corporation, in
July 2014.  He is responsible for the coordination and delivery of several centralized services currently residing within PSEG Services Corporation including corporate communications, corporate citizenship, corporate real estate, information technology, procurement, payroll and other transactional services.
Prior to his current role, Mr. Di Risio was vice president and controller of
Public Service Enterprise Group (PSEG), Public Service Electric and Gas
Company (PSE&G), PSEG Services Corporation, PSEG Energy Holdings
(Holdings) and PSEG Power, a position he assumed in December 2006.
He was previously vice president and assistant controller, since July 2004.
Mr. Di Risio had been vice president –
planning and analysis of Holdings
since March 2004, and vice president –
controller for Holdings since July
1998.  Prior to that he was director –
accounting services and responsible
for several accounting and planning functions for Holdings, including overall coordination of the business planning process, accounting research and policy development, financial forecasts and analysis.
Mr. Di Risio was also responsible for the budgeting, analysis and reporting process for PSE&G.
Mr. Di Risio joined PSE&G in September 1991 and has held a variety of positions, including assignments with the internal auditing, electric business, and corporate planning departments.  He was instrumental in reengineering the Enterprise business planning process, and advancing the use of performance metrics and balanced scorecard measures to improve business results. Prior to joining PSE&G he worked for several firms, including Chase Manhattan Bank.
Mr. Di Risio graduated from Rutgers University with a degree in accounting/computer science, and received a Master of Business
Administration degree from the same university.  He is a certified public accountant (inactive).  Mr. Di Risio also completed the Program for
Management Development at the Graduate School of Business
Administration of Harvard University.  He serves on the Drumthwacket
Foundation Board of Trustees, the Board of the Military Park Partnership
and is currently a co-chairman of the Board of Directors of the New Jersey
All Stars Project Inc. In addition, Mr. Di Risio previously served on the
Drew University Board of Trustees.

111
Shahid Malik
PRESIDENT
PSEG ENERGY RESOURCES & TRADE
Shahid Malik was appointed President of PSEG Energy Resources & Trade
(ER&T) in 2011.  PSEG operates one of the most balanced generation and marketing portfolios in the country, both in terms of fuel mix and market segment (base load units, load following units and peaking units), and Mr.
Malik is essentially responsible for managing these assets and taking them to market.  He oversees PSEG’s generation portfolio and the purchase, sale and risk management of all energy commodities.  He is also responsible for Business Development of new power generation projects.
Mr. Malik has an extensive background in the energy industry across the oil, gas, electric and renewable energy sectors in Europe and the United
States.  Previously, he was with Pittiglio, Rabin, Todd & McGrath (PRTM) in
Pittsburgh, PA and was responsible for all aspects of the global energy business, with a primary focus on the North American utility sector.  Prior to that he served as President & CEO of Strategic Energy, Great Plains
Energy’s retail marketing subsidiary and a provider of energy and services to business clients in North America.  He was accountable for the company’s strategy and operations and led a successful turnaround of the company, achieving significant growth in products and services while reducing costs.
Mr. Malik’s career has included Executive Leadership positions with several energy companies in the US and Europe. In addition, he served on the
Board of Directors of South Jersey Industries (NYSE: SJI) immediately prior to joining PSEG.
Mr. Malik has been in the energy business for more than 20 years, since receiving his Economics degree from Manchester University in England and an MBA from Rice University, Houston.  He sits on the Executive Committee of the Board of Trustees of Newark Museum.

Margaret M. Pego, SPHR
SENIOR VICE PRESIDENT –
HUMAN RESOURCES AND
CHIEF HUMAN RESOURCES OFFICER
PSEG SERVICES CORPORATION
Margaret M. Pego was named senior vice president –
human resources
and chief human resources officer of PSEG Services Corporation in
December 2006. Prior, she had been vice president –
human
resources.  Ms. Pego joined PSEG in 1974, and has held a variety of management positions in the human resources department.
Ms. Pego holds a Bachelor of Arts degree in business administration from William Paterson College, and a Master of Business
Administration degree with a concentration in management and labor relations from Seton Hall University. In addition, she holds a certificate in EEO studies from Cornell University, and has completed the Human
Resources Executive Program at the University of Michigan. She is also certified as a senior professional in human resources.
Ms. Pego was named one of 2013’s HR Top 10 Breakaway Leaders by
Evanta, a leading organization that fosters leadership development and collaborative exchange among North America’s top executives.
Ms. Pego is active in several local and national organizations, including the EEI Chief HR Executive Advisory Committee; the American Gas
Association HR Policy Committee; the Conference Board Advisory
Council of HR Management –
Council of HR Executives; and the Society
for Human Resources Management.  In addition, she is immediate past chair of the Children’s Specialized Hospital Board, a former member of the Children’s Specialized Hospital Foundation Board and RWJ Health
Care Corporation Board.  She is the former Chair of the Center for
Energy Workforce Development (CEWD) Executive Council and is
currently a board member. She is a former member of the Supreme
Court of New Jersey Attorney Ethics Committee. Ms. Pego is a 2002
Leadership New Jersey fellow, 1997 TWIN Honoree, 2006 Executive
Woman of New Jersey Honoree and 2008 NJ Best 50 Women in
Business Honoree.

Peter P. Sena III
Peter P. Sena III was named president of PSEG Nuclear (Nuclear) in
February 2016 and Chief Nuclear Officer in July 2016. Most recently, he was Senior Vice President of Operations, Chief Operating Officer
at NextEra Energy.
Mr. Sena was named Chief Nuclear Officer of First Energy in 2012, having held a variety of leadership roles at First Energy nuclear operations spanning  15 years. Mr. Sena joined First Energy in 1996 as a control room supervisor and obtained his first SRO license at
Beaver Valley Power Station Unit 2.  His second SRO license was obtained in 1999 for Beaver Valley Unit 1.  Following a rotational assignment with the Institute of Nuclear Power Operations, Mr. Sena was named the Operations Manager and helped lead the station to the “Most Improved Plant” Award in 2003.  In 2005, he was named the Director of Engineering and the station completed the first extended power uprate for a Westinghouse 3 Loop Pressurized
Water Reactor.  As the Site Vice President of Beaver Valley,
Mr. Sena led the station to its
first INPO Excellence Award in 2009.
The Davis Besse Nuclear Power Plant returned to the Excellence category under Mr. Sena’s watch as the Chief Operating Officer in
2011.
Prior to joining FirstEnergy, Mr. Sena was employed by the Nuclear
Regulatory Commission as a resident inspector in Region 1.
Mr. Sena’s nuclear training began as an officer with the US Naval
Nuclear Propulsion program and he served on board a ballistic missile submarine during the Cold War.
Mr. Sena earned a Bachelor of Science degree with high honors in
Fuel Science from the Pennsylvania State University in 1985.  He currently serves on the advisory board for the Penn State Nuclear
Engineering Program and is a member of EPRI’s research advisory committee. He currently serves on the Auburn University’s Advisory
Board.  In addition, he has recently served on the INPO Executive
Advisory Committee and the Nuclear Energy Institute (NEI) Nuclear
Strategic Issues Advisory Committee where he was the Industry
Executive Sponsor of the NEI post Fukushima flooding response initiative.
PRESIDENT &
CHIEF NUCLEAR
OFFICER
PSEG NUCLEAR

Reconciliation of Non-GAAP Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2016
2015
2014
2013
2012
Net Income (Loss)
887
$
1,679
$
1,518
$
1,243
$
1,275
$
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax (PSEG Power)
(5)

(24)

(138)

(86)

(104)

(Gain) Loss on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
168

(157)

(111)

125

18

Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-

(172)

27

54

66

Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
669

-

-

-

-

Lease Related Activity, pre-tax (PSEG Enterprise/Other)
147

-

-

-

(61)

Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(391)

150

104

(27)

42

Operating Earnings (non-GAAP)
1,475
$
1,476
$
1,400
$
1,309
$
1,236
$
Fully Diluted Average Shares Outstanding (in millions)
508

508

508

508

507

Net Income (Loss)
1.75
$
3.30
$
2.99
$
2.45
$
2.51
$
(Gain) Loss on NDT Fund Related Activity, pre-tax (PSEG Power)
(0.01)

(0.05)

(0.27)

(0.17)

(0.21)

(Gain) Loss on MTM, pre-tax
(a)
(PSEG Power)
0.33

(0.31)

(0.22)

0.25

0.04

Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-

(0.34)

0.05

0.11

0.13

Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
1.32

-

-

-

-

Lease Related Activity, pre-tax (PSEG Enterprise/Other)
0.29

-

-

-

(0.12)

Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(0.78)

0.31

0.21

(0.06)

0.09

Operating Earnings (non-GAAP)
2.90
$
2.91
$
2.76
$
2.58
$
2.44
$
(a) Includes the financial impact from positions with forward delivery months.
Reconciling Items
Year Ended
December 31,
($ millions, Unaudited)
($ Per Share Impact - Diluted, Unaudited)
(b) Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
Public Service Enterprise Group Incorporated -- Consolidated Operating Earnings (non-GAAP) Reconciliation
A

PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
B
Reconciliation of non-GAAP Operating Earnings for PSEG
Power and Enterprise/Other
2016
2015
2014
2013
2012
Net Income (Loss)
18
$
856
$
760
$
644
$
666
$
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax (PSEG Power)
(5)
(24)
(138)
(86)
(104)
(Gain)
Loss
on
Mark-to-Market
(MTM),
pre-tax
(a)
(PSEG
Power)
168
(157)
(111)
125
18
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-
(172)
27
54
66
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
669
-
-
-
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(336)
150
104
(27)
17
Operating Earnings (non-GAAP)
514
$
653
$
642
$
710
$
663
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
508
508
508
508
507
(a) Includes the financial impact from positions with forward delivery months.
2016
2015
2014
2013
2012
Net Income (Loss)
(20)
$
36
$
33
$
(13)
$
81
$
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
147
-
-
-
(61)
Income
Taxes
related
to
Operating
Earnings
(non-GAAP)
reconciling
items
(a)
(55)
-
-
-
25
Operating Earnings (non-GAAP)
72
$
36
$
33
$
(13)
$
45
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
508
508
508
508
507
(a) Income tax effect calculated at a combined leveraged lease effective tax rate.
Reconciling Items
Year Ended
December 31,
($ millions, Unaudited)
PSEG Power Reconciliation
PSEG Enterprise/Other Reconciliation
(b) Income tax effect calculated at 40.85% statutory rate, except for NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses)
from qualified NDT funds.
Reconciling Items
Year Ended
December 31,
($ millions, Unaudited)